UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      May 8, 2014

AMERICAN INDEPENDENCE CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-05270	11-1817252
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

485 Madison Avenue, New York, NY		10022
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (212) 355-4141

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02 Results of Operations and Financial Condition.

The information set forth under this Item 2.02 (Results of Operations and Financial Condition) is intended to be furnished.  Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On May 8, 2014, American Independence Corp. issued a press release announcing results of operations for the three months ended March 31, 2014, a copy of which is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c)

Exhibits

Exhibit 99.1 - Press release of American Independence Corp., dated May 8, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN INDEPENDENCE CORP.

/s/ Teresa A. Herbert Teresa A. Herbert Chief Financial Officer and Senior Vice President	Date:	May 8, 2014

Exhibit 99.1

AMERICAN INDEPENDENCE CORP.	CONTACT: ADAM C. VANDERVOORT
485 MADISON AVENUE	(646) 509-2156
NEW YORK, NEW YORK 10022	www.americanindependencecorp.com
NASDAQ – AMIC

NEWS RELEASE

AMERICAN INDEPENDENCE CORP. ANNOUNCES

2014 FIRST-QUARTER RESULTS

New York, New York, May 8, 2014.  American Independence Corp. (NASDAQ: AMIC) today reported 2014 first-quarter results.

Financial Results

AMIC reported net income of $0.8 million ($.09 per diluted share) for the three months ended March 31, 2014 compared to $0.7 million ($.09 per diluted share) for the three months ended March 31, 2013.

Revenues increased to $43.1 million for the three months ended March 31, 2014 compared to revenues of $35.4 million for the three months ended March 31, 2013, primarily due to an increase in premiums and agency income.

Chief Executive Officer’s Comments

Roy Thung, Chief Executive Officer, commented, “Earned premium for medical stop-loss, our largest line, grew substantially over the same quarter of last year. This growth is being driven by the business IHC Risk Solutions writes on a direct basis. We attribute the growth in our direct distribution to our enhanced sales force, focused underwriting and employer groups moving from fully insured to self-funding as they consider alternatives as a result of health care reform.  Business written on a direct basis performed very profitably, but overall performance of the stop-loss line was impacted due to two non-owned MGU programs, both of which were terminated during 2013.  We expect continued growth of business written as evidenced by the 30% growth in our direct business written for the twelve months ended April 30, 2014.  We are also encouraged by the growth in our pet insurance and non-subscriber occupational accident lines, and we anticipate growth in premiums to continue throughout 2014.  Our financial condition and balance sheet remain strong.  We have no debt and have grown our book value to $12.94 per share at March 31, 2014 from $12.68 per share at December 31, 2013.”

About American Independence Corp.

AMIC, through Independence American Insurance Company and its other subsidiaries, offers pet insurance, non-subscriber occupational accident, international coverages, small-group major medical and short-term medical.  AMIC provides to the individual and self-employed markets health insurance and related products, which are distributed through its subsidiaries IPA Family, LLC, healthinsurance.org, LLC, IHC Specialty Benefits, Inc., and IPA Direct, LLC.  AMIC markets medical stop-loss through its marketing and administrative company IHC Risk Solutions, LLC.

Certain statements in this news release may be considered forward-looking statements, such as statements relating to management’s views with respect to future events and financial performance.  Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements.  Potential risks and uncertainties include, but are not limited to, economic conditions in the markets in which AMIC operates, new federal and state governmental regulation, AMIC’s ability to effectively operate, integrate and leverage any past or future strategic acquisition, and other factors which can be found in AMIC’s other news releases and filings with the Securities and Exchange Commission.  AMIC expressly disclaims any duty to update its forward-looking statements or earnings guidance, and does not undertake to provide any such guidance in the future.

American Independence Corp.

Condensed Consolidated Statements of Income

(In thousands, except per share data)

	Three Months Ended
	March 31,
	2014	2013

Premiums earned	$32,484	$29,996
Fee and agency income	9,976	4,247
Net investment income	536	504
Net realized investment gains	48	540
Other income	43	73

Revenues	43,087	35,360

Insurance benefits, claims and reserves	21,786	21,233
Selling, general and administrative expenses	19,649	12,604
Amortization and depreciation	237	228

Expenses	41,672	34,065

Income before income tax	1,415	1,295
Provision for income taxes	409	372

Net income	1,006	923
Less: Net income attributable to the non-controlling interest	(240)	(232)

Net income attributable to American Independence Corp.	$766	$691

Basic income per common share:
Net income attributable to
American Independence Corp. common stockholders	$.09	$.09

Weighted-average shares outstanding	8,073	8,086

Diluted income per common share:
Net income attributable to
American Independence Corp. common stockholders	$.09	$.09

Weighted-average diluted shares outstanding	8,098	8,086

American Independence Corp.

Condensed Consolidated Balance Sheets

(In thousands, except per share data)

	March 31,	December 31,
ASSETS:	2014	2013
Investments:
Securities purchased under agreements to resell	$2,049	$3,563
Trading securities	1,207	859
Fixed maturities available-for-sale, at fair value	72,232	68,222
Equity securities available-for-sale, at fair value	1,002	988

Total investments	76,490	73,632

Cash and cash equivalents	3,140	4,424
Restricted cash	14,693	10,067
Accrued investment income	665	604
Premiums receivable	14,915	14,364
Net deferred tax asset	10,850	11,248
Due from reinsurers	6,507	7,549
Goodwill	23,561	23,561
Intangible assets	2,138	2,336
Accrued fee income	2,818	2,332
Due from securities brokers	154	172
Other assets	24,040	18,105

TOTAL ASSETS	$179,971	$168,394

LIABILITIES AND STOCKHOLDERS’ EQUITY:
LIABILITIES:
Policy benefits and claims	$34,806	$35,252
Premium and claim funds payable	14,693	10,067
Commission payable	6,430	5,455
Accounts payable, accruals and other liabilities	17,145	13,250
State income taxes payable	535	544
Due to securities brokers	98	45
Due to reinsurers	1,553	1,177

Total liabilities	75,260	65,790

STOCKHOLDERS’ EQUITY:
American Independence Corp. stockholders’ equity:
Preferred stock, $0.10 par value, 1,000 shares designated; no shares issued
and outstanding	-	-
Common stock, $0.01 par value, 15,000,000 shares authorized; 9,181,793 shares
issued, respectively; 8,072,548 shares outstanding, respectively	92	92
Additional paid-in capital	479,493	479,481
Accumulated other comprehensive loss	(845)	(2,152)
Treasury stock, at cost, 1,109,245 shares, respectively	(10,305)	(10,305)
Accumulated deficit	(363,977)	(364,730)
Total American Independence Corp. stockholders’ equity	104,458	102,386
Non-controlling interest in subsidiaries	253	218
Total equity	104,711	102,604
TOTAL LIABILITIES AND EQUITY	$179,971	$168,394